                                     PIONEER
                                     -------
                                      VALUE
                                      FUND

                                   SEMIANNUAL
                                     REPORT
                                     3/31/02


                                 [PIONEER LOGO]

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       6

Schedule of Investments                                               9

Financial Statements                                                 16

Notes to Financial Statements                                        22

Trustees, Officers and Service Providers                             28

PIONEER VALUE FUND

LETTER FROM THE PRESIDENT 3/31/02


DEAR SHAREOWNERS,

The market's renewed vigor since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates, lower taxes and falling energy costs have been keys to the optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock from September 11 and, for the most part, moved closer to normalcy. A mild upturn now appears to be underway according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. Speaking before Congress in early March, Fed Chairman Alan Greenspan cited encouraging signs of improving economic output, among them a pickup in manufacturing, ongoing reduction in corporate inventories and an increase in overall demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to step indoors when the outlook is cloudy, and to rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's the basic lessons of sound investing: a long-term view and diversification. Jumping in and out of the market with each variation in climate is no more than guesswork. It's not TIMING the market that yields solid returns, but TIME IN the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

Another lesson may have struck you as you filed this year's tax returns: many of us pay more in federal income taxes than we need to. Although April 15 has come and gone, consider making an appointment to go over this year's return with a qualified professional. You could uncover several ideas for cutting next year's bill, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer and our tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. And for questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor. In times like these, the value of a good advisor is magnified.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PORTFOLIO SUMMARY 3/31/02


PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                               87%
International Common Stocks                       7%
Short-Term Cash Equivalents                       4%
Depositary Receipts for International Stocks      2%

SECTOR DISTRIBUTION
 (As a percentage of equity holdings)

[CHART]

Energy                                        12%
Banks                                         11%
Consumer Staples                              11%
Materials                                     10%
Health Care Equipment and Services            10%
Technology                                     9%
Diversified Financials                         8%
Telecommunication Services                     8%
Utilities                                      5%
Other                                          4%
Insurance                                      4%
Transportation                                 4%
Consumer Cyclicals                             4%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

 1.  Citigroup Inc.                                     4.16%
 2.  Dominion Resources, Inc.                           3.97
 3.  Exxon Mobil Corp.                                  3.63
 4.  Conoco, Inc.                                       2.89
 5.  Washington Mutual, Inc.                            2.82
 6.  Verizon Communications, Inc.                       2.22
 7.  Koninklijke Philips Electronics                    2.13
 8.  BellSouth Corp.                                    1.97
 9.  Merck & Co., Inc.                                  1.96
10.  Wyeth, Inc.                                        1.92

PERFORMANCE UPDATE 3/31/02                                        CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                     3/31/02         9/30/01
                              $20.68          $19.12

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(9/30/01-3/31/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.031              -           $0.721

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Russell 1000 Value Index and the Lipper Growth & Income Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of March 31, 2002)

              NET ASSET    PUBLIC OFFERING
PERIOD          VALUE          PRICE*
10 Years        9.96%          9.30%
5 Years         5.52           4.27
1 Year          1.89          -3.97

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000

[CHART]

                    PIONEER VALUE             STANDARD & POOR'S         RUSSELL 1000             LIPPER GROWTH &
                        FUND*                     500 INDEX              VALUE INDEX            INCOME FUNDS INDEX
3/92                  $ 9,425                      $10,000                $10,000                    $10,000
                      $ 9,664                      $10,511                $10,611                    $10,405
                      $10,834                      $11,519                $12,315                    $11,624
                      $11,418                      $11,871                $13,301                    $12,297
3/94                  $11,446                      $11,690                $12,796                    $12,172
                      $12,259                      $12,313                $13,207                    $12,741
                      $12,652                      $13,508                $14,238                    $13,510
                      $14,700                      $15,966                $16,867                    $15,708
                      $15,893                      $17,829                $19,005                    $17,371
9/96                  $16,491                      $19,199                $19,894                    $18,393
                      $18,609                      $21,358                $22,438                    $20,158
                      $24,069                      $26,956                $28,310                    $24,910
                      $25,313                      $31,587                $33,023                    $28,020
                      $18,300                      $29,389                $29,330                    $24,574
                      $20,365                      $37,407                $34,692                    $29,174
9/99                  $20,471                      $37,538                $34,822                    $29,329
                      $23,156                      $44,098                $36,891                    $32,495
                      $23,807                      $42,513                $37,927                    $32,612
                      $23,891                      $34,553                $36,992                    $29,560
                      $21,694                      $31,218                $34,547                    $27,095
3/02                  $24,342                      $34,647                $38,612                    $30,216


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value style than the Standard & Poor's 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 3/31/02                                        CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    3/31/02         9/30/01
                             $19.94          $18.53

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(9/30/01-3/31/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                 -                 -         $0.721

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund, compared to the growth of the Standard & Poor's 500 Index, the Russell 1000 Value Index and the Lipper Growth & Income Funds Index.


AVERAGE ANNUAL TOTAL RETURNS
(As of March 31, 2002)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Class   6.20%      6.07%
(7/1/96)
5 Years         4.35       4.20
1 Year          0.82      -3.07

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000

[CHART]

                   PIONEER VALUE            STANDARD & POOR'S     RUSSELL 1000           LIPPER GROWTH &
                      FUND*                     500 INDEX          VALUE INDEX         INCOME FUNDS INDEX
7/96                 $10,000                     $10,000             $10,000                 $10,000
                     $10,926                     $10,800             $10,695                 $10,761
                     $12,273                     $12,015             $12,063                 $11,794
9/97                 $15,797                     $15,164             $15,220                 $14,574
                     $16,527                     $17,769             $17,754                 $16,393
                     $11,886                     $16,533             $15,769                 $14,377
3/99                 $13,155                     $21,043             $18,651                 $17,068
                     $13,149                     $21,117             $18,721                 $17,159
                     $14,769                     $24,808             $19,834                 $19,011
9/00                 $15,097                     $23,916             $20,391                 $19,080
                     $15,065                     $19,438             $19,888                 $17,294
                     $13,611                     $17,562             $18,573                 $15,852
3/02                 $15,089                     $19,491             $20,759                 $17,678

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value style than the Standard & Poor's 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 3/31/02                                        CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    3/31/02         9/30/01
                             $19.93          $18.53

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(9/30/01-3/31/02)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               $0.721

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Russell 1000 Value Index and the Lipper Growth & Income Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of March 31, 2002)

              NET ASSET   PUBLIC OFFERING
PERIOD          VALUE       PRICE/CDSC*
Life-of-Class   6.19%          6.00%
(7/1/96)
5 Years         4.36           4.15
1 Year          0.71          -0.30

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

GROWTH OF $10,000

[CHART]

             PIONEER VALUE    STANDARD & POOR'S  RUSSELL 1000      LIPPER GROWTH &
                FUND*            500 INDEX        VALUE INDEX     INCOME FUNDS INDEX
7/96          $ 9,900             $10,000           $10,000            $10,000
              $10,813             $10,800           $10,695            $10,761
              $12,143             $12,015           $12,063            $11,794
9/97          $15,626             $15,164           $15,220            $14,574
              $16,346             $17,769           $17,754            $16,393
              $11,787             $16,533           $15,769            $14,377
3/99          $13,030             $21,043           $18,651            $17,068
              $13,037             $21,117           $18,721            $17,159
              $14,646             $24,808           $19,834            $19,011
9/00          $14,970             $23,916           $20,391            $19,080
              $14,924             $19,438           $19,888            $17,294
              $13,476             $17,562           $18,573            $15,852
3/02          $15,032             $19,491           $20,759            $17,678

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value style than the Standard & Poor's 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 3/31/02

Although the weakened economy appeared ready to right itself, high valuations and uncertain prospects in growth sectors led investors to seek refuge in more moderately valued stocks. The Fund's investment team, comprised of domestic equity portfolio managers, assumed management responsibility on November 1, 2001. In the following discussion, John Carey and Rod Wright describe the strategies they have pursued for Pioneer Value Fund in recent months.

Q. WHAT WERE MARKET CONDITIONS LIKE, AND HOW DID PIONEER VALUE FUND PERFORM OVER THE LAST SIX MONTHS?

A. A cloudy economy and skittishness among growth investors combined to create a positive setting for stocks with good fundamentals and more predictable earnings streams. Against that background, the Fund's Class A, B and C shares had total returns at net asset value of 12.21%, 11.59% and 11.54%, respectively, for the six months ended March 31, 2002. These figures are in line with the 11.77% return of the Russell 1000 Value Index for the same period.

Q.   WHY DID YOU CHANGE THE FUND'S BENCHMARK TO THE RUSSELL 1000 VALUE INDEX?

A. The S&P 500, our previous benchmark, contains both growth and value stocks while the Russell 1000 Value index is made up of value stocks only. For that reason, we think that because of the Fund's value style and overall sector weightings, it is more appropriate to compare the Fund to the Russell 1000 Value Index.

Q.   PLEASE DESCRIBE YOUR INVESTMENT STRATEGIES DURING THIS PERIOD.

A. Our research-centered, bottom-up approach to stock selection led us to conservatively priced companies in traditional value sectors, including financial services, health care and energy.

     In general, we underweighted financial companies compared to our benchmark, reflecting concerns over recession-related credit problems and the possibility of higher interest rates. However, we increased exposure to property-casualty insurance companies, an industry where the current favorable pricing cycle should lead to higher earnings. We also emphasized well-run regional banks like North Fork Bancorp of Long Island, which was a strong performer, and Charter One Financial. We established positions in Bank of New York and American Express, as both of these Manhattan-based companies rebounded after the shock of September 11th. A strong housing market aided the performance of Washington Mutual, a large savings and loan and mortgage company, but earnings pressure caused weakness in investment banker JPMorgan Chase.

Q.   WHAT ABOUT ENERGY?

A. We overweighted this sector on the premise that a recovering economy will push energy prices higher, and that earnings would follow. BJ Services and Transocean Sedco Forex performed well. Shares of Burlington Resources, a large energy exploration and production company, and petrochemical giant Exxon Mobil, also rose. Among oil services companies, we took advantage of a rising stock price to sell Smith International.

Q.   WHAT WERE RESULTS LIKE IN HEALTH CARE?

A. In general, the pharmaceutical industry is being stressed by competition from generic drugs as patents expire on key products. There were also individual setbacks: the FDA rejected Bristol Myers Squibb's proposed cancer therapy, while sales of Merck's newest arthritis treatment fell short of projections; both stocks declined over this period. Nevertheless, we continue to favor this sector because of its financial strength and high levels of profitability. We also believe that current low valuations overlook the possibility of successful new drugs to replace those that are losing patent protection. More positively for Fund performance, we took profits in biotech firm Amgen when its price outstripped our value parameters. Some health care providers, notably Wellpoint, also contributed.

Q.   HOW DID BASIC INDUSTRY HOLDINGS PERFORM?

A. We took some gains and reduced exposure to the automotive parts business because today's car and truck sales levels seem unsustainably high. Increased valuations also led us to cut back on holdings of machinery makers. In addition, the Fund enjoyed strong performance in the transportation sector as Union Pacific, Canadian National and Southwest Airlines all rebounded after the September sell-off.

Q.   HOW DID YOU APPROACH CONSUMER-RELATED SECTORS?

A. After a long decline, shares of Coca-Cola now trade at a valuation level that fits well in a value portfolio, and we recently established a position. We also took a position in Kroger, one of the country's best-run supermarket chains, when shares fell after an earnings disappointment. Thanks to its superior store locations, Kroger is fending off Wal-Mart's incursion into the grocery business. In another consumer area, shrinking advertising revenues pushed down prices of media stocks. We took advantage of low prices to expand holdings, including an initial investment in Disney.

Q.   WHAT WERE RESULTS IN THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS?

A. In technology, we eliminated some semiconductor capital equipment makers, including Applied Materials, as prices rose. We also sold software developer Oracle early in the period while prices were higher.

     Despite our cautious approach to the beleaguered telecom sector, widespread declines hurt Fund results. Alltel, an independent phone company, long-distance company AT&T, and regional service providers BellSouth, Verizon and SBC Corporation all fell. At the moment we see modest recovery prospects for these companies. Utilities were also weak, as fear of contamination from Enron's energy trading activities spread. However, dividends on telecommunications and utility stocks have been an important source of income for the Fund over the years.

Q.   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MARKETS?

A. If the recovery continues, economic reports may make better reading by this time next year. We are hearing a more optimistic tone in our discussions with company managements -- at the very least, conditions no longer seem to be getting worse. Earnings forecasts are slightly more positive overall, although many industries are still suffering from reduced revenues and burdensome inventories. In this environment, our job is to steer clear of companies with faltering earnings and avoid as many negative surprises as possible.

     Knowing that in any market cycle there are attractive stocks, we continue to pursue a diversified approach to growth and income through companies that show above-average potential to improve profits in upcoming quarters. For those who can be patient, more favorable earnings comparisons, if they come about, may lead to a stronger, steadier stock market in the months ahead.

SCHEDULE OF INVESTMENTS 3/31/02 (UNAUDITED)

SHARES                                                                                                         VALUE
                          COMMON STOCKS - 95.9 %
                          ENERGY - 12.2 %
                          INTEGRATED OIL & GAS - 8.6 %
          500,000         BP Amoco Plc (A.D.R.)                                                       $   26,550,000
          800,000         ChevronTexaco Corp.                                                             72,216,000
        4,067,256         Conoco, Inc.                                                                   118,682,530
        3,400,000         Exxon Mobil Corp.                                                              149,022,000
                                                                                                      --------------
                                                                                                      $  366,470,530
                                                                                                      --------------
                          OIL & GAS DRILLING - 1.1 %
          500,000         BJ Services Co.*                                                            $   17,235,000
          900,000         Transocean Sedco Forex, Inc.                                                    29,907,000
                                                                                                      --------------
                                                                                                      $   47,142,000
                                                                                                      --------------
                          OIL & GAS EXPLORATION & PRODUCTION - 2.5 %
          600,000         Anadarko Petroleum Corp.                                                    $   33,864,000
          500,000         Burlington Resources, Inc.                                                      20,045,000
        1,500,000         Suncor Energy, Inc.                                                             54,240,000
                                                                                                      --------------
                                                                                                      $  108,149,000
                                                                                                      --------------
                          TOTAL ENERGY                                                                $  521,761,530
                                                                                                      --------------
                          MATERIALS - 5.1 %
                          ALUMINUM - 0.8 %
          900,000         Alcoa, Inc.                                                                 $   33,966,000
                                                                                                      --------------
                          COMMODITY CHEMICALS - 2.1 %
          179,600         Air Products & Chemicals, Inc.                                              $    9,276,340
          500,000         Dow Chemical Co.                                                                16,360,000
          900,000         E.I. du Pont de Nemours & Co.                                                   42,435,000
        1,200,000         Lyondell Petrochemicals Co.                                                     19,932,000
                                                                                                      --------------
                                                                                                      $   88,003,340
                                                                                                      --------------
                          DIVERSIFIED METALS & MINING - 0.6 %
        1,500,000         Freeport-McMoRan Copper & Gold, Inc. (Class B)*                             $   26,430,000
                                                                                                      --------------
                          PAPER PRODUCTS - 1.6 %
          400,000         Bowater, Inc.                                                               $   19,920,000
        1,163,900         Longview Fibre Co.                                                              11,988,170
          600,000         Weyerhaeuser Co.                                                                37,716,000
                                                                                                      --------------
                                                                                                      $   69,624,170
                                                                                                      --------------
                          TOTAL MATERIALS                                                             $  218,023,510
                                                                                                      --------------


   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                                         VALUE
                          CAPITAL GOODS - 4.4 %
                          INDUSTRIAL CONGLOMERATES - 4.4 %
          491,300         A.M. Castle & Co.                                                           $    5,325,692
          354,500         Briggs & Stratton Corp.                                                         16,307,000
          997,500         Dionex Corp.*                                                                   24,269,175
        1,450,000         Donaldson Co., Inc.                                                             58,304,500
        2,700,000         Trinity Industries, Inc.+                                                       65,637,000
          250,000         United Technologies Corp.                                                       18,550,000
                                                                                                      --------------
                                                                                                      $  188,393,367
                                                                                                      --------------
                          TOTAL CAPITAL GOODS                                                         $  188,393,367
                                                                                                      --------------
                          COMMERCIAL SERVICES & SUPPLIES - 1.1 %
                          EMPLOYMENT SERVICES - 1.1 %
        1,650,000         Kelly Services Inc.                                                         $   46,579,500
                                                                                                      --------------
                          TOTAL COMMERCIAL SERVICES & SUPPLIES                                        $   46,579,500
                                                                                                      --------------
                          TRANSPORTATION - 3.8 %
                          AIRLINES - 0.7 %
        1,500,000         Southwest Airlines Co.                                                      $   29,025,000
                                                                                                      --------------
                          RAILROADS - 3.1 %
        1,180,000         Canadian National Railway Co.                                               $   58,952,800
        1,200,000         Union Pacific Corp.                                                             74,568,000
                                                                                                      --------------
                                                                                                      $  133,520,800
                                                                                                      --------------
                          TOTAL TRANSPORTATION                                                        $  162,545,800
                                                                                                      --------------
                          AUTOMOBILES & COMPONENTS - 1.4 %
                          AUTO PARTS & EQUIPMENT - 0.3 %
          800,000         Delphi Automotive Systems Corp.                                             $   12,792,000
                                                                                                      --------------
                          AUTOMOBILE MANUFACTURERS - 1.1 %
          750,000         General Motors Corp.                                                        $   45,337,500
                                                                                                      --------------
                          TOTAL AUTOMOBILES & COMPONENTS                                              $   58,129,500
                                                                                                      --------------
                          CONSUMER DURABLES & APPAREL - 0.2 %
                          HOMEBUILDING - 0.2 %
        1,300,000         Champion Enterprises, Inc.*                                                 $   10,400,000
                                                                                                      --------------
                          TOTAL CONSUMER DURABLES & APPAREL                                           $   10,400,000
                                                                                                      --------------
                          HOTELS RESTAURANTS & LEISURE - 1.1 %
                          RESTAURANTS - 1.1 %
        1,700,000         McDonald's Corp.                                                            $   47,175,000
                                                                                                      --------------
                          TOTAL HOTELS RESTAURANTS & LEISURE                                          $   47,175,000
                                                                                                      --------------


   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                                         VALUE
                          MEDIA - 2.4 %
                          BROADCASTING & CABLE TV - 0.7 %
        1,000,000         Comcast Corp.*                                                              $   31,800,000
                                                                                                      --------------
                          MOVIES & ENTERTAINMENT - 1.7 %
        2,500,000         AOL Time - Warner, Inc.*                                                    $   59,125,000
          500,000         The Walt Disney Co.                                                             11,540,000
                                                                                                      --------------
                                                                                                      $   70,665,000
                                                                                                      --------------
                          TOTAL MEDIA                                                                 $  102,465,000
                                                                                                      --------------
                          RETAILING - 2.3 %
                          DEPARTMENT STORES - 1.5 %
          600,000         Federated Department Stores, Inc.*                                          $   24,510,000
        2,000,000         J.C. Penney Co., Inc.                                                           41,420,000
                                                                                                      --------------
                                                                                                      $   65,930,000
                                                                                                      --------------
                          GENERAL MERCHANDISE STORES - 0.8 %
          858,500         Lancaster Colony Corp.                                                      $   31,798,840
                                                                                                      --------------
                          TOTAL RETAILING                                                             $   97,728,840
                                                                                                      --------------
                          FOOD & DRUG RETAILING - 2.8 %
                          FOOD RETAIL - 2.8 %
        1,700,000         Kroger Co.*                                                                 $   37,672,000
          200,000         Nestle SA (Registered Shares)                                                   44,418,052
        1,900,000         Sara Lee Corp.                                                                  39,444,000
                                                                                                      --------------
                                                                                                      $  121,534,052
                                                                                                      --------------
                          TOTAL FOOD & DRUG RETAILING                                                 $  121,534,052
                                                                                                      --------------
                          FOOD BEVERAGE & TOBACCO - 1.9 %
                          SOFT DRINKS - 1.9 %
        1,000,000         The Coca-Cola Co.                                                           $   52,260,000
          550,000         PepsiCo, Inc.                                                                   28,325,000
                                                                                                      --------------
                                                                                                      $   80,585,000
                                                                                                      --------------
                          TOTAL FOOD BEVERAGE & TOBACCO                                               $   80,585,000
                                                                                                      --------------
                          HOUSEHOLD & PERSONAL PRODUCTS - 1.1 %
                          PERSONAL PRODUCTS - 1.1 %
          750,000         Kimberly-Clark Corp.                                                        $   48,487,500
                                                                                                      --------------
                          TOTAL HOUSEHOLD & PERSONAL PRODUCTS                                         $   48,487,500
                                                                                                      --------------


   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                                         VALUE
                          HEALTH CARE EQUIPMENT & SERVICES - 5.8 %
                          HEALTH CARE DISTRIBUTORS & SERVICES - 3.7 %
        1,900,000         Bristol-Myers Squibb Co.                                                    $   76,931,000
        1,200,000         Wyeth, Inc.*                                                                    78,780,000
                                                                                                      --------------
                                                                                                      $  155,711,000
                                                                                                      --------------
                          HEALTH CARE FACILITIES - 0.9 %
          900,000         HCA - The Healthcare Company                                                $   39,672,000
                                                                                                      --------------
                          MANAGED HEALTH CARE - 1.2 %
          800,000         Wellpoint Health Networks Inc.*                                             $   50,936,000
                                                                                                      --------------
                          TOTAL HEALTH CARE EQUIPMENT & SERVICES                                      $  246,319,000
                                                                                                      --------------
                          PHARMACEUTICALS & BIOTECHNOLOGY - 4.5 %
                          PHARMACEUTICALS - 4.5 %
        1,100,000         AstraZeneca Plc                                                             $   54,620,836
          450,000         Eli Lilly & Co.                                                                 34,290,000
        1,400,000         Merck & Co., Inc.                                                               80,612,000
          600,000         Novartis AG (A.D.R.)                                                            23,760,000
                                                                                                      --------------
                                                                                                      $  193,282,836
                                                                                                      --------------
                          TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                                       $  193,282,836
                                                                                                      --------------
                          BANKS - 11.3 %
          850,000         Banco Santander SA (A.D.R.)                                                 $    6,987,000
        1,000,000         Bank of America Corp.                                                           68,020,000
          600,000         The Bank of New York Co., Inc.                                                  25,212,000
        1,987,800         Charter One Financial, Inc.                                                     62,059,116
        1,200,000         Fleet Boston Financial Corp.                                                    42,000,000
          500,000         J.P. Morgan Chase & Co.                                                         17,825,000
        1,242,100         North Fork Bancorporation, Inc.                                                 44,169,076
        1,400,000         U.S. Bancorp                                                                    31,598,000
        3,500,000         Washington Mutual, Inc.                                                        115,955,000
        1,450,000         Wells Fargo & Co.                                                               71,630,000
                                                                                                      --------------
                                                                                                      $  485,455,192
                                                                                                      --------------
                          TOTAL BANKS                                                                 $  485,455,192
                                                                                                      --------------
                          DIVERSIFIED FINANCIALS - 8.2 %
                          CONSUMER FINANCE - 1.3 %
        1,200,000         Countrywide Credit Industries, Inc.                                         $   53,700,000
                                                                                                      --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                                         VALUE
                          DIVERSIFIED FINANCIAL SERVICES - 6.9 %
          800,000         Ambac Financial Group, Inc.                                                 $   47,256,000
          900,000         American Express Co.                                                            36,864,000
        3,450,000         Citigroup, Inc.                                                                170,844,000
          750,000         Merrill Lynch & Co., Inc.                                                       41,535,000
                                                                                                      --------------
                                                                                                      $  296,499,000
                                                                                                      --------------
                          TOTAL DIVERSIFIED FINANCIALS                                                $  350,199,000
                                                                                                      --------------
                          INSURANCE - 4.1 %
                          MULTI-LINE INSURANCE - 2.4 %
          500,000         American International Group, Inc.                                          $   36,070,000
              350         Berkshire Hathaway, Inc.*                                                       24,885,000
          600,000         Hartford Financial Services Group, Inc.                                         40,872,000
                                                                                                      --------------
                                                                                                      $  101,827,000
                                                                                                      --------------
                          PROPERTY & CASUALTY INSURANCE - 1.7 %
        1,900,000         Allstate Corp.                                                              $   71,763,000
                                                                                                      --------------
                          TOTAL INSURANCE                                                             $  173,590,000
                                                                                                      --------------
                          TECHNOLOGY HARDWARE & EQUIPMENT - 8.8 %
                          COMPUTER HARDWARE - 1.3 %
        1,400,000         Compaq Computer Corp.                                                       $   14,630,000
          400,000         IBM Corp.                                                                       41,600,000
                                                                                                      --------------
                                                                                                      $   56,230,000
                                                                                                      --------------
                          COMPUTER STORAGE & PERIPHERALS - 0.5 %
        1,000,000         Storage Technology Corp.*                                                   $   21,440,000
                                                                                                      --------------
                          ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.5 %
        1,900,000         Arrow Electronics, Inc.*                                                    $   53,143,000
        1,920,747         General Motors Corp. (Class H)*                                                 31,596,288
        2,900,000         Koninklijke Philips Electronics                                                 87,638,000
          550,000         MTS Systems Corp.                                                                6,022,500
          250,000         W.W. Grainger, Inc.                                                             14,057,500
                                                                                                      --------------
                                                                                                      $  192,457,288
                                                                                                      --------------
                          SEMICONDUCTOR EQUIPMENT - 0.3 %
          200,000         Applied Materials, Inc.*                                                    $   10,854,000
                                                                                                      --------------
                          SEMICONDUCTORS - 1.5 %
        1,300,000         Intel Corp.                                                                 $   39,533,000
          800,000         Texas Instruments, Inc.                                                         26,480,000
                                                                                                      --------------
                                                                                                      $   66,013,000
                                                                                                      --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                                         VALUE
                          TELECOMMUNICATIONS EQUIPMENT - 0.7 %
          700,000         Alcatel (A.D.R.)                                                            $    9,919,000
        1,500,000         Motorola, Inc.                                                                  21,300,000
                                                                                                      --------------
                                                                                                      $   31,219,000
                                                                                                      --------------
                          TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                       $  378,213,288
                                                                                                      --------------
                          TELECOMMUNICATION SERVICES - 8.2 %
                          INTEGRATED TELECOMMUNICATION SERVICES - 8.0 %
          800,000         Alltel Corp.                                                                $   44,440,000
        3,100,000         AT&T Corp.                                                                      48,670,000
        2,200,000         BellSouth Corp.                                                                 81,092,000
        1,850,000         SBC Communications, Inc.                                                        69,264,000
          204,000         Telefonica de Espana (A.D.R.)*                                                   6,754,440
        2,000,000         Verizon Communications, Inc.                                                    91,300,000
                                                                                                      --------------
                                                                                                      $  341,520,440
                                                                                                      --------------
                          WIRELESS TELECOMMUNICATION SERVICES - 0.2 %
        1,200,000         AT&T Wireless Services, Inc.*                                               $   10,740,000
                                                                                                      --------------
                          TOTAL TELECOMMUNICATION SERVICES                                            $  352,260,440
                                                                                                      --------------
                          UTILITIES - 5.2 %
                          ELECTRIC UTILITIES - 4.6 %
        2,500,000         Dominion Resources, Inc.                                                    $  162,900,000
        2,000,000         Edison International*                                                           33,500,000
                                                                                                      --------------
                                                                                                      $  196,400,000
                                                                                                      --------------
                          GAS UTILITIES - 0.6 %
          339,800         Kinder Morgan Energy Partners L.P.*                                         $   11,213,400
          600,000         The Williams Co., Inc.                                                          14,136,000
                                                                                                      --------------
                                                                                                      $   25,349,400
                                                                                                      --------------
                          TOTAL UTILITIES                                                             $  221,749,400
                                                                                                      --------------
                          TOTAL COMMON STOCKS
                          (Cost $3,286,691,960)                                                       $4,104,877,755
                                                                                                      --------------


   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                                                         VALUE
                          TEMPORARY CASH INVESTMENT - 4.1 %
                          REPURCHASE AGREEMENT - 4.1 %
     $177,100,000         Credit Suisse First Boston Group, Inc., 1.82% dated 3/27/02, repurchase price of $177,100,000 plus accrued
                          interest on 4/1/02, collateralized by $31,055,000
                          U.S. Treasury Notes, 10.75%, 2/15/03, $45,000,000
                          U.S. Treasury Notes, 12.375%, 5/15/04, $49,836,000
                          U.S. Treasury Notes, 10.75%, 8/15/05, $40,000,000
                          U.S. Treasury Notes, 11.625%, 11/15/04                                      $  177,100,000
                                                                                                      --------------
                          TOTAL TEMPORARY CASH INVESTMENT
                          (Cost $177,100,000)                                                         $  177,100,000
                                                                                                      --------------
                          TOTAL INVESTMENT IN SECURITIES - 100%
                          (Cost $3,463,791,959)(a)                                                    $4,281,977,755
                                                                                                      --------------
*    Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At March 31, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $3,464,466,562 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                                        $  989,967,604
                                                                                                      --------------
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                                        $ (172,456,411)
                                                                                                      --------------
     Net unrealized gain                                                                              $  817,511,193
                                                                                                      --------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2002, aggregated $1,551,608,158 and $1,787,341,036, respectively.


   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 3/31/02 (UNAUDITED)

ASSETS:
  Investment in securities, at value (including temporary cash
      investment of $177,100,000) (cost $3,463,791,959)                                              $4,281,977,755
  Cash                                                                                                      269,067
  Receivables -
      Investment securities sold                                                                         52,044,724
      Fund shares sold                                                                                    2,982,455
      Dividends, interest and foreign taxes withheld                                                      4,896,504
      Collateral for securities loaned, net                                                              92,337,200
  Other                                                                                                     501,620
                                                                                                     --------------
         Total assets                                                                                $4,435,009,325
                                                                                                     --------------
LIABILITIES:
  Payables -
      Investment securities purchased                                                                $   51,502,510
      Fund shares repurchased                                                                             2,531,026
      Upon return of securities loaned                                                                   92,337,200
  Due to affiliates                                                                                       5,030,319
  Accrued expenses                                                                                          485,066
                                                                                                     --------------
         Total liabilities                                                                           $  151,886,121
                                                                                                     --------------
NET ASSETS:
  Paid-in capital                                                                                    $2,950,791,150
  Accumulated undistributed net investment income                                                        35,739,345
  Accumulated undistributed net realized gain on investments
      and foreign currency transactions                                                                 478,404,024
  Net unrealized gain on investments                                                                    818,185,796
  Net unrealized gain on assets and liabilities denominated
      in foreign currencies                                                                                   2,889
                                                                                                     --------------
         Total net assets                                                                            $4,283,123,204
                                                                                                     ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $4,251,900,249/205,632,887 shares)                                               $        20.68
                                                                                                     ==============
  Class B (based on $25,781,523/1,292,942 shares)                                                    $        19.94
                                                                                                     ==============
  Class C (based on $5,441,432/273,062 shares)                                                       $        19.93
                                                                                                     ==============
MAXIMUM OFFERING PRICE:
  Class A                                                                                            $        21.94
                                                                                                     ==============
  Class C                                                                                            $        20.13
                                                                                                     ==============


   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED 3/31/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $266,029)                        $ 37,440,827
   Interest                                                                          917,190
                                                                                ------------
            Total investment income                                                                    $ 38,358,017
                                                                                                       ------------
EXPENSES:
   Management fees
       Basic fee                                                                $ 12,481,960
       Performance adjustment                                                      2,049,744
   Transfer agent fees
       Class A                                                                     4,068,775
       Class B                                                                        63,189
       Class C                                                                        13,804
   Distribution fees
       Class A                                                                     4,745,838
       Class B                                                                       123,252
       Class C                                                                        25,777
   Administrative fees                                                               258,679
   Custodian fees                                                                    102,900
   Professional fees                                                                  90,822
   Printing                                                                          263,258
   Registration fees                                                                  43,981
   Miscellaneous expenses                                                             11,318
   Fees and expenses of nonaffiliated trustees                                        48,493
                                                                                ------------
       Total expenses                                                                                  $ 24,391,790
       Less fees paid indirectly                                                                           (159,565)
                                                                                                       ------------
       Net expenses                                                                                    $ 24,232,225
                                                                                                       ------------
            Net investment income                                                                      $ 14,125,792
                                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain from:
       Investments                                                              $479,098,662
       Other assets and liabilities denominated
            in foreign currencies                                                          -           $479,098,662
                                                                                ------------           ------------
   Change in net unrealized gain (loss) from:
       Investments                                                              $(20,269,808)
       Other assets and liabilities denominated in
            foreign currencies                                                         6,216           $(20,263,592)
                                                                                ------------           ------------
       Net gain on investments and foreign currency
            transactions                                                                               $458,835,070
                                                                                                       ------------
       Net increase in net assets resulting from operations                                            $472,960,862
                                                                                                       ------------


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED 3/31/02 AND THE YEAR ENDED 9/30/01

                                                                                 SIX MONTHS
                                                                                   ENDED               YEAR ENDED
                                                                                  3/31/02              9/30/01
                                                                                (UNAUDITED)
FROM OPERATIONS:
  Net investment income                                                        $   14,125,792        $   34,823,459
  Net realized gain on investments and foreign
    currency transactions                                                         479,098,662           158,427,067
  Change in net unrealized gain (loss) on investments
    and foreign currency transactions                                             (20,263,592)         (571,338,390)
                                                                               --------------        --------------
      Net increase (decrease) in net assets resulting
        from operations                                                        $  472,960,862        $ (378,087,864)
                                                                               --------------        --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.03 and $0.14 per share, respectively)                          $   (6,539,604)       $  (29,172,146)
    Class C ($0.00 and $0.02 per share, respectively)                                                        (4,456)
  Net realized gain:
    Class A ($0.72 and $1.53 per share, respectively)                            (145,600,760)         (305,081,058)
    Class B ($0.72 and $1.53 per share, respectively)                                (883,241)           (1,435,003)
    Class C ($0.72 and $1.53 per share, respectively)                                (189,521)             (244,662)
                                                                               --------------        --------------
      Total distributions to shareowners                                       $ (153,213,126)       $ (335,937,325)
                                                                               --------------        --------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                             $  129,073,264        $  273,274,393
  Reinvestment of distributions                                                   142,993,744           313,786,371
  Cost of shares repurchased                                                     (221,055,156)         (599,631,486)
                                                                               --------------        --------------
    Net increase (decrease) in net assets resulting from
      fund share transactions                                                  $   51,011,852        $  (12,570,722)
                                                                               --------------        --------------
    Net increase (decrease) in net assets                                      $  370,759,588        $ (726,595,911)
NET ASSETS:
  Beginning of period                                                           3,912,363,616         4,638,959,527
                                                                               --------------        --------------
  End of period (including accumulated undistributed net
    investment income of $35,739,345 and $28,153,157,
    respectively)                                                              $4,283,123,204        $3,912,363,616
                                                                               ==============        ==============
                                             '02 SHARES         '02 AMOUNT        '01 SHARES            '01 AMOUNT
                                             (UNAUDITED)        (UNAUDITED)
CLASS A
Shares sold                                    6,050,140       $ 122,148,578       11,908,232        $ 257,813,248
Reinvestment of distributions                  7,056,347         142,043,794       14,991,328          312,193,162
Less shares repurchased                      (10,706,673)       (215,452,853)     (27,216,205)        (589,802,971)
                                            ------------       -------------     ------------        -------------
    Net increase (decrease)                    2,399,814       $  48,739,519         (316,645)       $ (19,796,561)
                                            ============       =============     ============        =============
CLASS B
Shares sold                                      262,537       $   5,119,338          578,175        $  12,143,095
Reinvestment of distributions                     41,578             809,538           68,096            1,370,750
Less shares repurchased                         (218,382)         (4,300,138)        (372,286)          (7,919,619)
                                            ------------       -------------     ------------        -------------
    Net increase                                  85,733       $   1,628,738          273,985        $   5,594,226
                                            ============       =============     ============        =============
CLASS C
Shares sold                                       93,157       $   1,805,348          156,742        $   3,318,050
Reinvestment of distributions                      7,215             140,412           11,011              222,459
Less shares repurchased                          (66,425)         (1,302,165)         (90,576)          (1,908,896)
                                            ------------       -------------     ------------        -------------
    Net increase                                  33,947       $     643,595           77,177        $   1,631,613
                                            ============       =============     ============        =============


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 3/31/02

                                                   SIX MONTHS ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                        3/31/02        9/30/01     9/30/00     9/30/99     9/30/98     9/30/97
                                                      (UNAUDITED)
CLASS A
Net asset value, beginning of period                   $    19.12    $    22.67  $    20.16  $    18.32  $    27.85  $    20.94
                                                       ----------    ----------  ----------  ----------  ----------  ----------
Increase (decrease) from investment operations:
   Net investment income                               $     0.07    $     0.17  $     0.20  $     0.21  $     0.17  $     0.16
   Net realized and unrealized gain (loss) on
      investments and foreign currency transactions          2.24         (2.05)       3.02        1.97       (6.20)       8.83
                                                       ----------    ----------  ----------  ----------  ----------  ----------
          Net increase (decrease) from investment
           operations                                  $     2.31    $    (1.88) $     3.22  $     2.18  $    (6.03) $     8.99
Distributions to shareowners:
   Net investment income                                    (0.03)        (0.14)      (0.20)      (0.19)      (0.16)      (0.15)
   Net realized gain                                        (0.72)        (1.53)      (0.51)      (0.15)      (3.34)      (1.93)
                                                       ----------    ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in net asset value             $     1.56    $    (3.55) $     2.51  $     1.84  $    (9.53) $     6.91
                                                       ----------    ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                         $    20.68    $    19.12  $    22.67  $    20.16  $    18.32  $    27.85
                                                       ==========    ==========  ==========  ==========  ==========  ==========
Total return*                                               12.21%        (8.88)%     16.29%      11.86%     (23.97)%     45.95%
Ratio of net expenses to average net assets+                 1.17%**       1.01%       0.96%       0.96%       0.90%       0.96%
Ratio of net investment income to average net assets+        0.68%**       0.76%       0.81%       0.93%       0.74%       0.68%
Portfolio turnover rate                                        77%**          3%          3%         12%         50%         47%
Net assets, end of period (in thousands)               $4,251,900    $3,885,560  $4,614,739  $5,125,858  $5,496,480  $7,534,010
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                              1.16%**       0.99%       0.94%       0.95%       0.90%       0.95%
   Net investment income                                     0.69%**       0.78%       0.83%       0.94%       0.74%       0.69%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

**   Annualized

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 3/31/02

                                                      SIX MONTHS ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                            3/31/02        9/30/01     9/30/00     9/30/99    9/30/98(a)  9/30/97(a)
                                                          (UNAUDITED)
CLASS B
Net asset value, beginning of period                         $ 18.53       $ 22.11     $ 19.74     $ 17.98     $ 27.52     $ 20.89
                                                             -------       -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.02)      $  0.01     $ (0.14)    $ (0.04)    $ (0.07)    $ (0.07)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         2.15         (2.06)       3.02        1.95       (6.11)       8.76
                                                             -------       -------     -------     -------     -------     -------
          Net increase (decrease) from investment operations $  2.13       $ (2.05)    $  2.88     $  1.91     $ (6.18)    $  8.69
Distributions to shareowners:
   Net investment income                                        -             -           -           -          (0.02)      (0.13)
   Net realized gain                                           (0.72)        (1.53)      (0.51)      (0.15)      (3.34)      (1.93)
                                                             -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                   $  1.41       $ (3.58)    $  2.37     $  1.76     $ (9.54)    $  6.63
                                                             -------       -------     -------     -------     -------     -------
Net asset value, end of period                               $ 19.94       $ 18.53     $ 22.11     $ 19.74     $ 17.98     $ 27.52
                                                             =======       =======     =======     =======     =======     =======
Total return*                                                  11.59%        (9.84)%     14.81%      10.62%     (24.76)%     44.58%
Ratio of net expenses to average net assets+                    2.26%**       2.07%       2.23%       2.06%       1.96%       1.94%
Ratio of net investment loss to average net assets+             0.42%**      (0.30)%     (0.48)%     (0.18)%     (0.31)%     (0.32)%
Portfolio turnover rate                                           77%**          3%          3%         12%         50%         47%
Net assets, end of period (in thousands)                     $25,782       $22,372     $20,632     $21,972     $21,084     $15,311
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                 2.24%**       2.05%       2.21%       2.04%       1.96%       1.90%
   Net investment loss                                         (0.42)%**     (0.28)%     (0.46)%     (0.16)%     (0.31)%     (0.28)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 3/31/02

                                                      SIX MONTHS ENDED YEAR ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                           3/31/02      9/30/01    9/30/00     9/30/99     9/30/98(a) 9/30/97(a)
                                                         (UNAUDITED)
CLASS C
Net asset value, beginning of period                        $18.53      $22.16      $19.78      $18.02      $27.55     $20.88
                                                            ------      ------      ------      ------      ------     ------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $(0.01)     $ 0.04      $(0.15)     $(0.04)     $(0.06)    $(0.08)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                       2.13       (2.12)       3.04        1.95       (6.07)      8.77
                                                            ------      ------      ------      ------      ------     ------
          Net increase (decrease) from investment operations$ 2.12      $(2.08)     $ 2.89      $ 1.91      $(6.13)    $ 8.69
Distributions to shareowners:
   Net investment income                                      -          (0.02)       -           -          (0.06)     (0.09)
   Net realized gain                                         (0.72)      (1.53)      (0.51)      (0.15)      (3.34)     (1.93)
                                                            ------      ------      ------      ------      ------     ------
Net increase (decrease) in net asset value                  $ 1.40      $(3.63)     $ 2.38      $ 1.76      $(9.53)    $ 6.67
                                                            ------      ------      ------      ------      ------     ------
Net asset value, end of period                              $19.93      $18.53      $22.16      $19.78      $18.02     $27.55
                                                            ======      ======      ======      ======      ======     ======
Total return*                                                11.54%      (9.98)%     14.83%      10.60%     (24.56)%    44.51%
Ratio of net expenses to average net assets+                  2.28%**     2.15%       2.19%       2.08%       1.93%      1.99%
Ratio of net investment loss to average net assets+          (0.45)%**   (0.39)%     (0.43)%     (0.22)%     (0.28)%    (0.39)%
Portfolio turnover rate                                         77%**        3%          3%         12%         50%        47%
Net assets, end of period (in thousands)                    $5,441      $4,431      $3,588      $4,039      $3,377     $2,267
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                               2.26%**     2.11%       2.16%       2.06%       1.93%      1.95%
   Net investment loss                                       (0.43)%**   (0.35)%     (0.40)%     (0.20)%     (0.28)%    (0.35)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 3/31/02                                (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Value Fund (the Fund), formerly Pioneer II, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence.

     Interest income including interest on income bearing cash accounts is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges).

     All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of March 31, 2002, the Fund had no outstanding settlement or portfolio hedges.

E.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $281,563 in underwriting commissions on the sale of Fund shares during the six months ended March 31, 2002.

F.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G.   SECURITIES LENDING

     The Fund loans securities in the Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. As of March 31, 2002, the Fund loaned securities having a fair value of approximately $92,337,200 and received collateral of $122,890,053 for the loan.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. The performance comparison is made for a 36-month rolling period. For the six months ended March 31, 2002, the aggregate performance adjustment resulted in an addition to the basic fee of $2,049,744. For the six months ended March 31, 2002, the net management fee was equivalent to 0.50% of average net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2002, $2,676,339 was payable to PIM related to management fees, administration fees and certain other services.

3. TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,468,238 in transfer agent fees payable to PIMSS at March 31, 2002.

4.   DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $885,742 in distribution fees payable to PFD at March 31, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2002, CDSCs in the amount of $65,129 were paid to PFD.

5. LINE OF CREDIT

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended March 31, 2002, the Fund had no borrowings under this agreement.

6.   EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 2002, the Fund's expenses were reduced by $159,565 under such arrangements.

7. AFFILIATED COMPANIES

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of March 31, 2002:

AFFILIATES                          PURCHASES            SALES              INCOME               VALUE
Trinity Industries, Inc.            $         -      $          -         $1,277,136          $69,178,200
                                    ---------------------------------------------------------------------
                                    $         -      $          -         $1,277,136          $69,178,200

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Daniel T. Geraci
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. FOR MORE INFORMATION ABOUT ANY PIONEER FUND, CALL YOUR FINANCIAL ADVISOR, OR CALL PIONEER DIRECTLY AT 1-800-225-6292. PLEASE REQUEST A FREE PROSPECTUS, WHICH CONTAINS INFORMATION ABOUT FUND CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.



[PIONEER LOGO]
PIONEER INVESTMENT MANAGEMENT, INC.                                11723-00-0502
60 STATE STREET                         (C) 2002 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                 [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER